UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 30, 2021

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)
Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)
8711 River Crossing Blvd.
Indianapolis, IN 46240
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (317)
808-6000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DRE	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
On February 19, 2021, Duke Realty Corporation, an Indiana corporation (the “Company”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), of which the Company is the sole general partner, entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, as sales agents (in such capacity, each a “Agent” and together, the “Agents”), principals and/or (except in the case of Regions Securities LLC) forward sellers (in such capacity, each, a “Forward Seller” and collectively, the “Forward Sellers”), and each of Barclays Bank PLC, Citibank, N.A., JPMorgan Chase Bank, National Association, Royal Bank of Canada, The Bank of Nova Scotia and Wells Fargo Bank, National Association as forward purchasers (in such capacity, each a “Forward Purchaser,” and together, the “Forward Purchasers”). A copy of the Equity Distribution Agreement is filed as Exhibit 1.1 to the combined Current Report on Form
8-K
filed by the Company and the Operating Partnership on February 19, 2021. Under the terms of the Equity Distribution Agreement, the Company may sell, from time to time, up to an aggregate gross sales price of $400 million of shares of its common stock, par value $0.01 per share (the “Common Stock”), through the Agents or the Forward Sellers, as applicable, or directly to the Agents as principals for their own accounts (the “Offering”).
The shares of Common Stock were initially offered pursuant to the Company’s shelf registration statement on Form
S-3
(Registration
No. 333-224538),
which became effective upon filing with the Securities and Exchange Commission (the “Commission”) on April 30, 2018 (the “2018 Registration Statement”). On April 30, 2021, the Company and the Operating Partnership filed a new registration statement on Form
S-3,
which became effective upon filing with the Commission (the “Registration Statement”), to replace the expiring 2018 Registration Statement. Also on April 30, 2021, the Company filed a prospectus supplement pursuant to Rule 424(b)(5) related to the securities that remain unsold pursuant to the Offering. This Current Report on Form
8-K
(the “Report”) is being filed to provide exhibits to be incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.
The materials that are being filed as exhibits to this Report are being filed pursuant to Item 601 of the Commission’s Regulation
S-K
in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company and the Operating Partnership are incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report, and the exhibits hereto, however, neither the Company nor the Operating Partnership believe that any of the information set forth herein or in the exhibits hereto represent, either individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation
S-K)
in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description
5.1	Legality Opinion of Alston & Bird LLP.

8.1	Tax Opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in Exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3) (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on February 19, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and
Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: Duke Realty Corporation, its general partner

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and
Corporate Secretary
Dated: April 30, 2021